Agreement # HR20__ - 6 - US-DOCS\123970999.5 CONSULTING AGREEMENT THIS CONSULTING AGREEMENT (the “Agreement”) is made and entered into as of June 10, 2021 (the “Effective Date”), by and between ZOSANO PHARMA CORPORATION, a Delaware corporation (the “Company”), having its principal place of business at 34790 Ardentech Court, Fremont, California 94555 and John Walker (the “Consultant”). The Company and the Consultant may be referred to herein individually as “Party” or collectively, as “Parties.” Recitals WHEREAS, the Company desires to retain qualified individuals to advise the Company; and WHEREAS, in furtherance thereof, the Company desires to retain Consultant to provide certain services described below, and the Company and Consultant desire to enter into this Agreement. NOW THEREFORE, in consideration of the mutual covenants set forth below, the Parties hereby agree as follows: Agreement 1. Consulting Services. Commencing on the Effective Date, the Company hereby retains Consultant, and Consultant hereby agrees to perform consulting services for the Company as set forth herein. The services to be provided by Consultant hereunder will primarily involve responsibilities and activities as described in Exhibit A attached hereto (the “Services”). The specific nature and amount of the Services to be performed shall be as determined by the Company during the term of this Agreement. Consultant shall render the Services at such times as may be mutually agreed upon by Consultant and the Company. Consultant shall perform the Services at any Company location or at other places, upon mutual agreement of the parties hereto. Consultant will perform Services, and provide the results thereof, with the highest degree of professional skill and expertise. Consultant may use the assistance of other individuals only with the prior written consent of the Company. 2. Compensation. Exhibit A attached hereto sets forth the amount and timing of payment for Services and reimbursable expenses. The Company will also reimburse Consultant for expenses actually incurred by Consultant in performing the Services, including but not limited to travel and accommodation expenses, so long as such expenses are reasonable and necessary as determined by the Company and approved in advance by Company in writing. Consultant shall maintain adequate books and records relating to any expenses to be reimbursed and shall submit requests for reimbursement in a timely manner and form acceptable to the Company. 3. Independent Contractor.

- 7 - US-DOCS\123970999.5 3.1 The Parties understand and agree that Consultant is an independent contractor and not an agent or employee of the Company. Consultant has no authority to obligate the Company by contract or otherwise. Consultant will not be eligible for any employee benefits, nor will the Company make deductions from Consultant’s fees for taxes or insurance (except as otherwise required by applicable law or regulation). Any payroll and employment taxes, insurance, and benefits imposed on Consultant due to activities performed hereunder will be the sole responsibility of Consultant. Consultant agrees to accept sole liability for complying with all applicable state and federal laws governing obligations such as payment of taxes, social security, disability and other contributions based on fees paid to Consultant under this Agreement. In the event that, notwithstanding this Section 3, Consultant (or any of its employees or independent contractors) is found by a court of competent jurisdiction to be an employee of Company, the Parties acknowledge and agree that works of authorship and other intellectual property that would qualify fully for exemption from assignment under the provisions of applicable labor laws, including without limitation Section 2870 of the California Labor Code, shall not constitute Inventions for the purposes of assignment under Sections 5.1- 5.3 of this Agreement. 3.2 Consultant shall not use the Company’s trade names, trademarks, service names or service marks without the prior approval of the Company. 4. Recognition of Company’s Rights; Nondisclosure. Consultant recognizes that the Company is engaged in a continuous program of research and development respecting its present and future business activities. Consultant agrees as follows: 4.1 At all times during the term of this Agreement and thereafter, Consultant will hold in strictest confidence and will not disclose, use, reproduce, lecture upon or publish any of the Company’s Proprietary Information (defined below) in any form, except to the extent such disclosure, use, reproduction or publication may be required in direct connection with Consultant’s performing requested Services for the Company or is expressly authorized in writing by an officer of the Company. Consultant acknowledges the confidential and secret character of the Proprietary Information. It is understood that the Proprietary Information will remain the sole property of the Company. Consultant further agrees to take all reasonable precautions to prevent any unauthorized disclosure of the Proprietary Information including, but not limited to, having each employee, agent or representative of Consultant, if any, with access to any Proprietary Information execute a nondisclosure agreement containing provisions in the Company's favor substantially similar to Sections 4 and 11 of this Agreement. Upon expiration or termination of this Agreement, Consultant will cease using and return to the Company, or at the Company’s sole option, destroy, all whole and partial copies and derivatives of the Proprietary Information, whether in Consultant’s possession or under Consultant’s direct or indirect control; provided that Consultant may retain a single copy of any records relating to payments made from Company to Consultant and this Agreement.

- 8 - US-DOCS\123970999.5 4.2 The term “Proprietary Information” shall mean any and all trade secrets, confidential knowledge, know-how, data or other proprietary information or materials that relate to the Company’s business, business practices, customer lists, strategies, designs, products, processes, technologies and inventions or that belong to the Company, in whatever form and whether or not marked as confidential or proprietary, including, without limitation, all derivatives, improvements and enhancements to any of the above, whether provided to Consultant, or created or developed by Consultant under this Agreement. 4.3 The obligations of confidentiality set forth in Section 4.1 will not apply to the extent that it can be established by Consultant beyond a reasonable doubt that such Proprietary Information: (a) was generally available to the public or otherwise part of the public domain at the time of disclosure; (b) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of Consultant; (c) was already known to Consultant, without confidentiality restrictions, at the time of disclosure, as shown by Consultant’s written records; (d) was disclosed to Consultant, without confidentiality restrictions, by a third party who had no obligation not to disclose such information to others; or (e) was developed independently by Consultant without any use of the Proprietary Information, as shown by Consultant’s written records. 4.4 In addition, Consultant understands that the Company has received and, in the future, will receive from third parties confidential or proprietary information (“Third Party Information”) subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the term of this Agreement and thereafter, Consultant will hold Third Party Information in the strictest confidence and will not disclose or use Third Party Information, except in connection with Consultant’s performing requested Services for the Company, or as expressly authorized in writing by an officer of the Company. 4.5 Consultant acknowledges that the Company has provided Consultant with the following notice of immunity rights in compliance with the requirements of the Defend Trade Secrets Act: (a) Consultant will not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of Proprietary Information that is made in confidence to a Federal, State, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law; (b) Consultant will not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of Proprietary Information that is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal; and (c) if Consultant files a lawsuit for retaliation by the Company for reporting a suspected violation of law, Consultant may disclose the Proprietary Information to its attorney and use the Proprietary Information in the court proceeding, if Consultant files any document containing the Proprietary Information under seal, and does not disclose the Proprietary Information, except pursuant to court order. 4.6 Consultant acknowledges that the Company from time to time may have agreements with other persons or with the United States Government, or agencies thereof, that impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. Consultant

- 9 - US-DOCS\123970999.5 agrees to be bound by all such obligations and restrictions that are known to Consultant and to take all action necessary to discharge the obligations of the Company under such agreements. 5. Intellectual Property Rights. 5.1 Consultant shall promptly and fully disclose to the Company any and all ideas, inventions, technologies, discoveries, improvements, know-how, techniques, works of authorship, work product, materials, software and other deliverables, whether patentable or unpatentable, copyrightable or uncopyrightable, including, but not limited to, any documentation, formula, design, device, code, method, process, discovery, concept, development, machine or contribution, that the Consultant creates, conceives, reduces to practice or develops, in whole or in part, alone or in conjunction with others, during or as a result of performing the Services for the Company under this Agreement, and all patent, copyright, trademark, trade secret and other intellectual property rights therein, whether now known or hereafter recognized in any jurisdiction (collectively, the “Inventions”). Consultant agrees to keep and maintain adequate and current records (in the form of notes, sketches, drawings or in any other form that may be required by the Company) of all Services provided and results thereof and such records shall always be available to and remain the sole property of the Company. Consultant agrees that all Inventions, including all patent rights, copyrights, trade secrets and trademark rights therein, shall be the sole and exclusive property of the Company. 5.2 Consultant hereby assigns to the Company and agrees to assign automatically without requirement of further writing when first reduced to practice or recorded in a tangible medium, Consultant’s entire right, title and interest in and to all Inventions and intellectual property rights therein. Consultant hereby designates the Company as Consultant’s agent for, and grants to the Company a power of attorney, which power of attorney shall be deemed coupled with an interest, solely for effecting the foregoing assignment from the Consultant to the Company. Consultant will perform other activities necessary to affect the intent of this Section 5.2. 5.3 Consultant further agrees to (a) cooperate and provide reasonable assistance to the Company to obtain, maintain and from time to time enforce United States and foreign patents, copyrights, invention assignments, copyright assignments and other rights and protections claiming, covering or relating to the Inventions in any and all countries; and (b) otherwise assist the Company as reasonably required by the Company to perfect in the Company the rights, title and other interests in any Invention. Reasonable costs related to such assistance, if required, will be paid by the Company. Consultant further agrees that Consultant’s obligations under this Section 5.3 shall continue beyond the expiration or termination of this Agreement, but if Consultant is called upon to render such assistance after the expiration or termination of this Agreement, Consultant shall be entitled to a fair and reasonable rate of compensation for such assistance. Consultant shall, in addition, be entitled to reimbursement of any expenses incurred at the request of the Company relating to such assistance after the term of this Agreement. Consultant hereby agrees to waive any moral rights Consultant may have in any copyrightable Invention. If the Company is unable for any reason, after reasonable effort, to secure the signature of Consultant on any document needed in connection with the actions specified above,

- 10 - US-DOCS\123970999.5 Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney in fact, which appointment is coupled with an interest, to act for and in Consultant’s behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this Section 5.3 with the same legal force and effect as if executed by Consultant. 5.4 Consultant agrees to submit to the Company any proposed publication that contains any discussion relating to the Company, Proprietary Information, Inventions or work performed by Consultant for the Company hereunder. Consultant further agrees that no such publication shall be made without the prior written consent of the Company, which consent shall not be unreasonably withheld. 5.5 Consultant hereby grants to Company a non-exclusive, royalty-free, perpetual, irrevocable, worldwide right and license, with right to sublicense, under and to Consultant’s Background IP for the purpose of developing, marketing, selling and supporting products and services of the Company or its affiliates or subsidiaries, either directly or through multiple tiers of distribution, but not for the purpose of licensing Consultant’s Background IP separately from products and services of the Company or its affiliates or subsidiaries. For purposes of this Agreement, “Background IP” means all technology and intellectual property rights that do not constitute Inventions and that are owned or controlled by Consultant prior to the Effective Date and are used in provision of the Services. To the extent practicable, Consultant agrees to specifically describe and identify on Exhibit A any material Background IP applicable to the project that Consultant intends to use to perform the applicable Services. Consultant will not use any intellectual property or technology in performing Services that is not Background IP unless Consultant first informs the Company of Consultant’s intent to do so and the Company consents to such use in writing. 6. Non-competition and Non-solicitation of Employees. 6.1 During the term of this Agreement, Consultant will not, without the prior consent of the Company’s Board of Directors, directly or indirectly engage in any commercial business activity that competes in any way with any business then being conducted or planned by the Company in the related to delivery systems or products candidates providing rapid systemic administration of therapeutics to patients (the “Field”), except that Consultant may continue the affiliations set forth in Exhibit B. In addition, but without limiting the generality of the foregoing, Consultant covenants and agrees during the term of this Agreement not to enter any consulting relationship in the Field with any third-party commercial entity. 6.2 During the term of this Agreement and for one (1) year after its termination, Consultant will not personally or through others recruit, solicit or induce any employee, independent contractor or consultant of the Company to terminate his or her employment or engagement with the Company; provided, however, that general public solicitations and advertisements not directed at employees or contractors to the Company, and the extension of offers to persons who respond to such general solicitations and advertisements, will not be deemed violations of this provision.

- 11 - US-DOCS\123970999.5 6.3 If any restriction set forth in Sections 6.1 and 6.2 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable. 7. Representations and Warranties; Covenants. 7.1 Consultant represents and warrants that Consultant’s Background IP are and Inventions will be free and clear of all liens, claims, encumbrances or demands of third parties, including any claims by any such third parties of any right, title or interest in or to Consultant’s Background IP and/or the Inventions. Consultant further represents and warrants that, if applicable, each employee, subcontractor, agent or other person performing Services under this Agreement on behalf of Consultant has executed an agreement with Consultant whereby all right, title and interest in and to Consultant’s Background IP and Inventions created by such individual has been effectively assigned to Consultant, and which include further assurance provisions equivalent to those set forth in Section 5.3. 7.2 Consultant represents and warrants that Consultant has all necessary rights to license Consultant’s Background IP and that Consultant’s performance of all of the terms of this Agreement and the performing of the Services for the Company do not and will not breach or conflict with any agreement with a third party, including an agreement to keep in confidence any proprietary information of another entity acquired by Consultant in confidence or in trust prior to the date of this Agreement. 7.3 Consultant hereby agrees not to enter into any agreement that conflicts with this Agreement. 8. No Improper Use of Materials. Consultant agrees not to bring to the Company or to use in the performance of Services for the Company any materials or documents of a present or former employer or client of Consultant, or any materials or documents obtained by Consultant from a third party under a binder of confidentiality, unless such materials or documents are generally available to the public or Consultant has authorization from such present or former employer or third party for the possession and unrestricted use of such materials. Consultant understands that Consultant is not to breach any obligation of confidentiality that Consultant must present or former employers or clients and agrees to fulfill all such obligations during the term of this Agreement. 9. Term and Termination. 9.1 This Agreement, and Consultant’s Services hereunder, shall commence on the Effective Date and shall continue for an initial term of one (1) year after the Effective Date, unless earlier terminated as provided below. 9.2 Consultant or the Company may terminate the Agreement at any time by giving no less than thirty (30) days prior written notice to the other Party. Notwithstanding the

- 12 - US-DOCS\123970999.5 foregoing, the Company may terminate this Agreement effective immediately by giving written notice to Consultant if Consultant breaches or threatens to breach any provision of Articles 4, 5 or 6. 9.3 The obligations set forth in Articles 4, 5, 6 and 9 through 16 will survive any termination or expiration of this Agreement. Upon termination or expiration of this Agreement, Consultant will cease work immediately after giving or receiving such notice of termination, unless otherwise advised by the Company, and promptly deliver to the Company all documents and other materials of any nature pertaining to the Services, together with all documents and other items containing or pertaining to any Proprietary Information. 10. Assignment. The rights and liabilities of the Parties hereto shall bind and inure to the benefit of their respective successors, heirs, executors and administrators, as the case may be; provided that, as the Company has specifically contracted for Consultant’s Services, Consultant may not assign or delegate Consultant’s obligations under this Agreement either in whole or in part without the prior written consent of the Company. The Company may assign its rights and obligations hereunder to an affiliate or any person or entity that succeeds to all or substantially all of the Company’s business to which this Agreement relates. Any assignment not in accordance with this Section 10 shall be void. 11. Legal and Equitable Remedies. Because Consultant’s Services are personal and unique and because Consultant may have access to and become acquainted with the Proprietary Information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement. 12. Compliance with Applicable Laws and Obligations. Consultant covenants that Consultant will perform the Services in compliance with all applicable laws and regulations. 13. Governing Law; Severability. This Agreement shall be governed by and construed according to the laws of the State of California, without regards to conflicts of laws rules. If any provision of this Agreement is found by a court of competent jurisdiction to be unenforceable, that provision shall be severed, and the remainder of this Agreement shall continue in full force and effect.

- 13 - US-DOCS\123970999.5 14. Complete Understanding; Modification. This Agreement, and the Exhibits mentioned herein, constitute the final, exclusive and complete understanding and agreement of the Parties hereto and supersedes all prior understandings and agreements. Any waiver, modification or amendment of any provision of this Agreement shall be effective only if in writing and signed by the Parties hereto. 15. Notices. Any notices required or permitted hereunder shall be given to the Company at the address listed on the first page of the Agreement or to the Consultant at the Consultant’s address shown in the records of the Company, or such other address as the Party shall specify in writing pursuant to this notice provision. Such notice shall be deemed given upon personal delivery to the appropriate address or three days after the date of mailing if sent by certified or registered mail. 16. Counterparts. This Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which together shall constitute one and the same instrument. IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date. □ The consultant hereby certifies that they are not subject to debarment under section 306 of the United States Federal Food, Drug, and Cosmetic Act. Verified by Company Representative: ______________________________ Name: ________________________ Title: ________________________ ZOSANO PHARMA CORPORATION Consultant By: Name: Steven Lo Name: John Walker Title: President and Chief Executive Officer

- 14 - US-DOCS\123970999.5 EXHIBIT A SERVICES AND COMPENSATION Services: Consultant shall provide such advisory services in the areas of Consultant’s experience and expertise as may reasonably be requested from time to time by the Company. Consideration: In consideration for the Services, the Company will pay to Consultant a consulting fee of $1,500 per month, payable monthly in arrears and prorated for any partial month of services. Stock Options: The table below sets forth each outstanding option to purchase the Company’s common stock previously granted to Consultant (each, an “Option”) and the extent to which such Option is vested and unvested as of the Effective Date. Notwithstanding anything to the contrary in any of the documents governing the Options, Consultant agrees that (i) the portion of each Option that is shown below as unvested is forfeited and terminated for no consideration as of the Effective Date and (ii) the portion of each Option that is shown below as vested shall remain outstanding and exercisable until the earlier of (A) the expiration of two years following the termination of the Services and (B) the final expiration date of the Option set forth in the documents governing the option (provided that the Option will remain subject to earlier termination in connection with a corporate transaction or event in accordance with the documents governing the Option). Grant Date Type of Award Exercise Price Vested Shares Unvested Shares 05/04/2016 Option $42.20 340 0 11/02/2016 Option $11.40 1,500 0 08/09/2017 Option $19.80 14,375 625 04/16/2018 Option $4.24 231,249 68,751 05/17/2018 Option $4.27 75,000 25,000 06/03/2020 Option $1.01 15,000 0 Expenses that will be reimbursed: The Company shall reimburse Consultant for business expenses that are reasonable and necessary for Consultant to perform and were incurred by Consultant during the performance of Consultant’s duties pursuant to this Agreement and in accordance with the Company’s general policies. Such expenses shall be reimbursed upon Consultant’s submission of vouchers and an expense report in such form as may be required by the Company consistent with the Company’s policies in place from time-to-time.